Exhibit 99.1

Desktop Metal Announces Fourth Quarter and Full Year 2022 Financial Results and Initiates 2023 Guidance

March 1, 2023

●	Record fourth quarter revenue of $60.6 million, up 6.8% from the fourth quarter of 2021
●	Record full year 2022 revenue of $209.0 million, up 86.0% from 2021
●	Cost reduction initiatives on-track to deliver $100 million in aggregate, annualized cost savings in 2023, prioritizing path to profitability
●	Initiates full year 2023 revenue guidance of between $210 and $260 million

BOSTON – Desktop Metal, Inc. (NYSE: DM) today announced financial results for the fourth quarter and full year ended December 31, 2022.

“Desktop Metal delivered record revenue for fourth quarter and full year 2022, fueled by our differentiated portfolio of AM 2.0 mass production solutions, our strong market position, and the team’s solid execution amidst an unsteady macro environment,” said Ric Fulop, Founder and CEO of Desktop Metal. “We also took actions to streamline the business and expanded our cost reduction plans to $100 million in annualized cost savings to prioritize our path to profitability and position the business for long-term growth. As a result, we enter 2023 a stronger, more resilient company focused on driving another year of revenue growth at scale, delivering on our cost reduction measures, and dramatically improving adjusted EBITDA and cash flow, in order to capitalize on the next stage of secular growth in the additive manufacturing market.”

Recent Business Highlights:

●	Continued and expanded the cost reduction plan announced in 2022 to add an additional $50 million in annualized savings after successfully completing $50 million in annualized savings in 2022. Total combined $100 million in annualized cost savings are on-track in order to reduce expense structure, drive margin expansion, and prioritize path to profitability
●	Announced strategic collaboration with Align Technology to accelerate adoption of digital dentistry in the $30 billion annual dental parts market. Align’s market-leading iTero intraoral scanners will be offered as a seamless managed service to dentists in a subscription model with recurring revenue, enabling a gateway for a connected suite of digital dentistry solutions with a workflow backed by Desktop Labs’ experienced network of digitized dental laboratories and premium Desktop Health 3D printers and materials
●	Commenced shipments of Production System™ P-50 in 2022 including continued traction with automotive, industrial and other major end markets. Recently signed master supply agreement with one of the largest consumer electronics companies in the world
●	Launched the all-new S-Max Flex® for affordable and scalable digital sand casting, leveraging Single Pass Jetting™ technology
●	Unveiled FreeFoam, a revolutionary, expandable 3D printable resin designed for volume production of foam parts
●	Launched Figur G15, the first commercial platform of its kind to shape standard sheet metal on demand using patent-pending Digital Sheet Forming (DSF) technology
●	Installations of additive manufacturing systems for metal parts surpassed 1,100 units including some of largest production deployments in additive manufacturing

Fourth Quarter 2022 Financial Highlights:

●	Revenue of $60.6 million, up 6.8% from the fourth quarter of 2021
●	GAAP gross margin of 13.7%; non-GAAP gross margin of 24.3%, a sequential improvement of 440 basis points from the third quarter of 2022
●	GAAP net loss of $312.4 million, including $269.3 million of goodwill impairment and $10.1 million of amortization of acquired intangible assets; non-GAAP net loss of $24.0 million
●	Adjusted EBITDA of $(21.1) million

Full Year 2022 Financial Highlights:

●	Revenue of $209.0 million, up 86.0% from 2021
●	Revenue contribution of 24% from high-margin consumables, services, and subscription
●	GAAP gross margin of 7.2%; non-GAAP gross margin of 22.5%
●	GAAP net loss of $740.3 million, including $498.8 million of goodwill impairment and $38.7 million of amortization of acquired intangible assets; non-GAAP net loss of $130.7 million
●	Adjusted EBITDA of $(118.4) million
●	Cash, cash equivalents, and short-term investments of $184.5 million as of December 31, 2022

Outlook for Full Year 2023:

●	Revenue expectation of between $210 to $260 million for full year 2023
●	Adjusted EBITDA expectation of between $(50) to $(25) million for full year 2023, with expectation to achieve adjusted EBITDA breakeven before year end 2023

Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts. See “Non-GAAP Financial Information.”

Conference Call Information:

Desktop Metal will host a conference call on Wednesday, March 1, 2023 at 4:30 p.m. ET to discuss fourth quarter and full year 2022 results. Participants may access the call at 1-877-407-4018, international callers may use 1-201-689-8471, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of https://ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal (NYSE:DM) is driving Additive Manufacturing 2.0, a new era of on-demand, digital mass production of industrial, medical, and consumer products. Our innovative 3D printers, materials, and software deliver the speed, cost, and part quality required for this transformation. We’re the original inventors and world leaders of the 3D printing methods we believe will empower this shift, binder jetting and digital light processing. Today, our systems print metal, polymer, sand and other ceramics, as well as foam and recycled wood. Manufacturers use our technology worldwide to save time and money, reduce waste, increase flexibility, and produce designs that solve the world’s toughest problems and enable once-impossible innovations. Learn more about Desktop Metal and our #TeamDM brands at www.desktopmetal.com.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in these communications, including statements regarding Desktop Metal’s future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations, are forward-looking statements. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to risks associated with the integration of the business and operations of acquired businesses, our ability to realize the benefits from cost saving measures, and supply and logistics disruptions, including shortages and delays. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 10-K filed with the SEC on March 1, 2023, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations:

Jay Gentzkow

jaygentzkow@desktopmetal.com

(781) 730-2110

Media Relations:

Sarah Webster

sarahwebster@desktopmetal.com

(313) 715-6988

DESKTOP METAL, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$76,291	$65,017
Current portion of restricted cash	4,510	2,129
Short-term investments	108,243	204,569
Accounts receivable	38,481	46,687
Inventory	91,736	65,399
Prepaid expenses and other current assets	17,155	18,208
Total current assets	336,416	402,009
Restricted cash, net of current portion	1,112	1,112
Property and equipment, net	56,271	58,710
Goodwill	112,955	639,301
Intangible assets, net	219,830	261,984
Other noncurrent assets	27,763	25,480
Total Assets	$754,347	$1,388,596
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$25,105	$31,558
Customer deposits	11,526	14,137
Current portion of lease liability	5,730	5,527
Accrued expenses and other current liabilities	26,723	33,829
Current portion of deferred revenue	13,719	18,189
Current portion of long-term debt, net of deferred financing costs	584	825
Total current liabilities	83,387	104,065
Long-term debt, net of current portion	311	548
Convertible notes	111,834	—
Contingent consideration, net of current portion	—	4,183
Lease liability, net of current portion	17,860	13,077
Deferred revenue, net of current portion	3,664	4,508
Deferred tax liability	8,430	10,695
Other noncurrent liabilities	1,359	3,170
Total liabilities	226,845	140,246
Commitments and Contingencies (Note 17)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 318,235,106 and 311,737,858 shares issued at December 31, 2022 and December 31, 2021, respectively, 318,133,434 and 311,473,950 shares outstanding at December 31, 2022 and December 31, 2021, respectively	32	31
Additional paid-in capital	1,874,792	1,823,344
Accumulated deficit	(1,308,954)	(568,611)
Accumulated other comprehensive loss	(38,368)	(6,414)
Total Stockholders’ Equity	527,502	1,248,350
Total Liabilities and Stockholders’ Equity	$754,347	$1,388,596

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Years Ended December 31,
	2022	2021	2020
Revenues
Products	$190,248	$105,994	$13,718
Services	18,775	6,414	2,752
Total revenues	209,023	112,408	16,470
Cost of sales
Products	178,952	87,450	26,945
Services	15,000	6,665	4,574
Total cost of sales	193,952	94,115	31,519
Gross profit (loss)	15,071	18,293	(15,049)
Operating expenses
Research and development	96,878	68,131	43,136
Sales and marketing	68,091	47,995	13,136
General and administrative	83,065	78,041	20,734
In-process research and development assets acquired	—	25,581	—
Goodwill impairment	498,800	—	—
Total operating expenses	746,834	219,748	77,006
Loss from operations	(731,763)	(201,455)	(92,055)
Change in fair value of warrant liability	—	(56,576)	56,417
Interest expense	(1,743)	(149)	(328)
Interest and other (expense) income, net	(8,335)	(11,822)	1,011
Loss before income taxes	(741,841)	(270,002)	(34,955)
Income tax benefit	1,498	29,668	940
Net loss	$(740,343)	$(240,334)	$(34,015)
Net loss per share—basic and diluted	$(2.35)	$(0.92)	$(0.22)
Weighted average shares outstanding, basic and diluted	314,817	260,770	157,906

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(in thousands)

	Years Ended December 31,
	2022	2021	2020
Net loss	$(740,343)	$(240,334)	$(34,015)
Other comprehensive (loss) income, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	(290)	(40)	(84)
Foreign currency translation adjustment	(31,664)	(6,365)	—
Total comprehensive (loss) income, net of taxes of $0	$(772,297)	$(246,739)	$(34,099)

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(in thousands, except share amounts)

							Accumulated
							Other
					Additional		Comprehensive	Total
	Legacy Convertible Preferred Stock		Common Stock		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Equity

BALANCE—January 1, 2020	100,038,109	$436,553	26,813,113	$3	$16,722	$(294,262)	$75	$(277,462)
Retroactive application of recapitalization (Note 1)	(100,038,109)	(436,553)	128,100,821	13	436,520	—	—	436,533
Adjusted balance, beginning of period	—	—	154,913,934	16	453,242	(294,262)	75	159,071
Exercise of Common Stock options	—	—	521,925	—	325	—	—	325
Vesting of restricted Common Stock	—	—	5,307,357	1	6	—	—	7
Issuance of Common Stock in connection with acquisitions	—	—	61,060	—	500	—	—	500
Repurchase of shares for employee tax withholdings	—	—	(9,308)	—	(101)	—	—	(101)
Stock-based compensation expense	—	—	—	—	8,006	—	—	8,006
Common Stock warrants issued and exercised	—	—	692,366	—	1,915	—	—	1,915
Reverse recapitalization, net of transaction costs	—	—	63,139,263	6	380,295	—	—	380,301
Net loss	—	—	—	—	—	(34,015)	—	(34,015)
Other comprehensive income	—	—	—	—	—	—	(84)	(84)
BALANCE—December 31, 2020	—	$—	224,626,597	$23	$844,188	$(328,277)	$(9)	$515,925
Exercise of Common Stock options	—	—	5,732,247	1	6,425	—	—	6,426
Vesting of restricted Common Stock	—	—	491,293	—	—	—	—	—
Repurchase of shares for employee tax withholdings - RSA	—	—	(109,150)	—	(958)	—	—	(958)
Vesting of restricted share units	—	—	650,777	—	—	—	—	—
Repurchase of shares for employee tax withholdings - RSU	—	—	(61,498)	—	(541)	—	—	(541)
Issuance of Common Stock in connection with acquisitions	—	—	57,267,401	5	620,585	—	—	620,590
Issuance of Common Stock in connection with acquired in-process research and development	—	—	334,370	—	4,300	—	—	4,300
Stock-based compensation expense	—	—	—	—	28,778	—	—	28,778
Vesting of Trine Founder Shares	—	—	1,850,938	—	—	—	—	—
Common Stock issued in connection with warrants exercised	—	—	20,690,975	2	320,567	—	—	320,569
Net loss	—	—	—	—	—	(240,334)	—	(240,334)
Other comprehensive loss	—	—	—	—	—	—	(6,405)	(6,405)
BALANCE—December 31, 2021	—	$—	311,473,950	$31	$1,823,344	$(568,611)	$(6,414)	$1,248,350
Exercise of Common Stock options	—	—	2,310,931	—	3,190	—	—	3,190
Vesting of restricted Common Stock	—	—	157,131	—	—	—	—	—
Vesting of restricted share units	—	—	4,153,939	1	—	—	—	1
Repurchase of shares for employee tax withholdings - RSU	—	—	(74,719)	—	(243)	—	—	(243)
Issuance of common stock related to settlement of contingent consideration			112,202	—	500	—	—	500
Stock-based compensation expense	—	—	—	—	48,001	—	—	48,001
Net loss	—	—	—	—	—	(740,343)	—	(740,343)
Other comprehensive loss	—	—	—	—	—	—	(31,954)	(31,954)
BALANCE—December 31, 2022	—	$—	318,133,434	$32	$1,874,792	$(1,308,954)	$(38,368)	$527,502

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Years Ended December 31,
	2022	2021	2020
Cash flows from operating activities:
Net loss	$(740,343)	$(240,334)	$(34,015)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	50,767	24,854	8,589
Stock-based compensation	48,001	28,778	8,006
Goodwill impairment	498,800	—	—
Change in fair value of warrant liability	—	56,576	(56,417)
Change in fair value of subscription agreement	—	2,920	—
Expense related to Common Stock warrants issued	—	—	1,915
Amortization (accretion) of discount on investments	(888)	3,021	75
Amortization of debt financing cost	—	9	19
Amortization of deferred costs on convertible notes	453	—	—
Provision for bad debt	975	447	377
Provision for slow-moving, obsolete, and lower of cost or net realizable value inventories, net	(45)	—	—
Acquired in-process research and development	—	25,581	—
Loss on disposal of property and equipment	224	74	18
Foreign exchange (gains) losses on intercompany transactions, net	259	182	—
Net increase (decrease) in accrued interest related to marketable securities	847	(819)	(3)
Net unrealized (gain) loss on equity investment	6,332	9,660	—
Net unrealized (gain) loss on other investments	1,595	(130)	—
Deferred tax benefit	(1,498)	(29,668)	(940)
Change in fair value of contingent consideration	(1,567)	(429)	—
Foreign currency transaction (gain) loss	44	7	—
Changes in operating assets and liabilities:
Accounts receivable	6,737	(18,299)	(2,370)
Inventory	(28,183)	(16,962)	(1,303)
Prepaid expenses and other current assets	1,787	(8,937)	901
Other assets	2,505	(3)	—
Accounts payable	(6,595)	12,797	(2,637)
Accrued expenses and other current liabilities	(10,613)	(8,761)	(2,391)
Customer deposits	(2,037)	(2,569)	(845)
Current portion of deferred revenue	(4,749)	5,989	774
Change in right of use assets and lease liabilities, net	(4,298)	(641)	(328)
Other liabilities	(41)	1,609	—
Net cash used in operating activities	(181,531)	(155,048)	(80,575)
Cash flows from investing activities:
Purchases of property and equipment	(11,517)	(7,683)	(1,429)
Purchase of other investments	—	(3,620)	(3,000)
Proceeds from other investments	3,155	—	—
Purchase of equity investment	—	(20,000)	—
Proceeds from sale of property and equipment	6	44	—
Proceeds from policy buyout	—	333	—
Purchase of marketable securities	(158,404)	(330,873)	(136,286)
Proceeds from sales and maturities of marketable securities	248,150	243,349	109,016
Proceeds from capital grant	200	—	—
Cash paid to acquire in-process research and development	—	(21,220)	—
Cash paid for acquisitions, net of cash acquired	(23)	(287,624)	(5,284)
Net cash provided by (used in) investing activities	81,567	(427,294)	(36,983)
Cash flows from financing activities:
Proceeds from reverse recapitalization, net of issuance costs	—	—	534,597
Proceeds from the exercise of stock options	3,190	6,426	325
Proceeds from the exercise of stock warrants	—	170,665	—
Payment of taxes related to net share settlement upon vesting of restricted stock units	(243)	(541)	—
Repayment of loans	(542)	—	—
Proceeds from issuance of convertible notes	115,000	—	—
Costs incurred in connection with the issuance of convertible notes	(3,619)	—	—
Proceeds from PPP loan	—	—	5,379
Repayment of PPP loan	—	—	(5,379)
Repayment of term loan	—	(10,000)	—
Net cash provided by financing activities	113,786	166,550	534,922
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(167)	(87)	—
Net increase (decrease) in cash, cash equivalents, and restricted cash	13,655	(415,879)	417,364
Cash, cash equivalents, and restricted cash at beginning of period	68,258	484,137	66,773
Cash, cash equivalents, and restricted cash at end of period	$81,913	$68,258	$484,137

Supplemental disclosures of cash flow information

Reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total shown in the condensed consolidated statements of cash flows:

Cash and cash equivalents	$76,291	$65,017	$483,525

Restricted cash included in other current assets	4,510	2,129	—
Restricted cash included in other noncurrent assets	1,112	1,112	612
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$81,913	$68,258	$484,137

Supplemental cash flow information:
Interest paid	$3,488	$148	$322
Taxes paid	$—	$150	$—

Non-cash investing and financing activities:
Net liabilities assumed from Trine Business Combination	$—	$—	$152,395
Accrued reverse recapitalization transaction costs	$—	$—	$1,901
Net unrealized (gain) loss on investments	$290	$40	$—
Exercise of private placement warrants	$—	$149,904	$—
Common Stock issued for acquisitions	$—	$620,590	$500
Common Stock issued for acquisition of in-process research and development	$—	$4,300	$—
Common Stock issued for settlement of contingent consideration	$500	$—	$—
Accrued purchase price related to acquisitions	$—	$1,800	$200
Additions to right of use assets and lease liabilities	$10,812	$5,582	$—
Purchase of property and equipment included in accounts payable	$516	$90	$—
Purchase of property and equipment included in accrued expense	$—	$38	$—
Transfers from property and equipment to inventory	$4,993	$1,068	$—
Transfers from inventory to property and equipment	$4,513	$1,435	$—
Accrued contingent consideration in connection with acquisitions	$—	$6,083	$—
Taxes related to net share settlement upon vesting of restricted stock awards in accrued expense	$—	$958	$—
Tax liabilities related to withholdings on Common Stock issued in connection with acquisitions	$—	$—	$102
Deferred contract costs	$1,341	$—	$—
Equipment financing	$175	$—	$—

Non-GAAP Financial Information

This press release contains non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA.

●	We define non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, acquisition-related and integration costs and inventory step-up adjustments
●	We define non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, inventory step-up adjustments, acquisition-related and integration costs, in-process research and development assets acquired and goodwill impairment
●	We define non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, inventory step-up adjustments, acquisition-related and integration costs, in-process research and development assets acquired, goodwill impairment, change in fair value of investments, change in fair value of warrant liability, and warrant expense
●	We define non-GAAP operating expense as GAAP operating expense excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, acquisition-related and integration costs, in-process research and development assets acquired and goodwill impairment including in operating expenses
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes, depreciation and amortization expense, and in-process research and development assets acquired
●	We define Adjusted EBITDA as EBITDA excluding change in fair value of warrant liability, change in fair value of investments, inventory step-up adjustment stock based compensation, restructuring, goodwill impairment, acquisition-related and integration costs, and warrant expense

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results. Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts.

Set forth below is a reconciliation of each non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Year Ended
	December 31,
(Dollars in thousands)	2022	2021	2020
GAAP gross margin	$15,071	$18,293	$(15,049)
Stock-based compensation included in cost of sales(1)	2,257	1,018	290
Amortization of acquired intangible assets included in cost of sales	23,707	8,467	—
Restructuring expense in cost of sales	3,273	—	—
Acquisition-related and integration costs included in cost of sales	1,148	—	—
Inventory step-up adjustment in cost of sales	1,496	2,194	—
Non-GAAP gross margin	$46,952	$29,972	$(14,759)

GAAP operating loss	$(731,763)	$(201,455)	$(92,055)
Stock-based compensation(2),(3)	48,785	28,778	8,006
Amortization of acquired intangible assets	38,662	17,581	758
Restructuring expense	6,574	—	—
Inventory step-up adjustment in cost of sales	1,496	2,194	—
Acquisition-related and integration costs	6,766	23,788	1,101
In-process research and development assets acquired	—	25,581	—
Goodwill impairment	498,800	—	—
Non-GAAP operating loss	$(130,680)	$(103,533)	$(82,190)

GAAP net loss	$(740,343)	$(240,334)	$(34,015)
Stock-based compensation(2),(3)	48,785	28,778	8,006
Amortization of acquired intangible assets	38,662	17,581	758
Restructuring expense	6,957	—	—
Inventory step-up adjustment in cost of sales	1,496	2,194	—
Acquisition-related and integration costs	6,766	23,788	1,101
In-process research and development assets acquired	—	25,581	—
Goodwill impairment	498,800	—	—
Change in fair value of investments	8,164	12,475	—
Change in fair value of warrant liability	—	56,576	(56,417)
Warrant expense	—	—	1,915
Non-GAAP net loss	$(130,713)	$(73,361)	$(78,652)

(1) Includes $0.1 million of liability-award stock-based compensation associated with bonuses granted in dollar amounts and paid out in RSUs under our bonus plan (“liability-award stock-based compensation”) for the year ended December 31, 2022.

(2) Includes $7.3 million of stock-based compensation expense associated with the Initiative for the year ended December 31, 2022.

(3) Includes $1.0 million of liability-award stock-based compensation for the year ended December 31, 2022.

DESKTOP METAL, INC.

NON-GAAP OPERATING EXPENSE RECONCILIATION TABLE

(in thousands)

	For the Year Ended
	December 31,
(Dollars in thousands)	2022	2021	2020
GAAP operating expenses	$746,834	$219,748	$77,006
Stock-based compensation included in operating expenses(1),(2)	(46,528)	(27,760)	(7,716)
Amortization of acquired intangible assets included in operating expenses	(14,955)	(9,114)	(758)
Restructuring expense included in operating expenses	(3,301)	—	—
Acquisition-related and integration costs included in operating expenses	(5,618)	(23,788)	(1,101)
In-process research and development assets acquired	—	(25,581)	—
Goodwill impairment	(498,800)	—	—
Non-GAAP operating expenses	$177,632	$133,505	$67,431

(1) Includes $7.3 million of stock-based compensation expense associated with the Initiative for the year ended December 31, 2022.

(2) Includes $0.9 million of liability-award stock-based compensation for the year ended December 31, 2022.

DESKTOP METAL, INC.

ADJUSTED EBITDA RECONCILIATION TABLE

(in thousands)

	For the Years Ended
	December 31,
(Dollars in thousands)	2022	2021	2020
Net loss attributable to common stockholders	$(740,343)	$(240,334)	$(34,015)
Interest (income) expense, net	1,743	(334)	(610)
Income tax expense (benefit)	(1,498)	(29,668)	(940)
Depreciation and amortization	50,767	24,854	8,589
In-process research and development assets acquired	—	25,581	—
EBITDA	(689,331)	(219,901)	(26,976)
Change in fair value of warrant liability	—	56,576	(56,417)
Change in fair value of investments	8,164	12,475	—
Inventory step-up adjustment	1,496	2,194	—
Stock-based compensation expense(1),(2)	48,785	28,778	8,006
Restructuring expense	6,957	—	—
Goodwill impairment	498,800	—	—
Acquisition-related and integration costs	6,766	23,788	—
Warrant expense	—	—	1,915
Adjusted EBITDA	$(118,363)	$(96,090)	$(73,472)

(1) Includes $7.3 million of stock-based compensation expense associated with the Initiative for the year ended December 31, 2022.

(2) Includes $1.0 million of liability-award stock-based compensation for the year ended December 31, 2022.